UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Summit Municipal Money Market Fund	April 30, 2019
TRSXX	Investor Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS

HIGHLIGHTS

■

The Summit Municipal Funds produced positive returns during the first half of their fiscal year. The Summit Municipal Intermediate Fund outperformed its Lipper peer group, while the Summit Municipal Income Fund and Summit Municipal Money Market Fund performed roughly in line with their peer group averages.

■	Tax-free municipal bonds outperformed taxable bonds during the six-month period, supported by strong demand and relatively low new issuance.
■	For the Summit municipal bond funds, overweights in longer-maturity securities contributed to results.
■	Fundamentals for the municipal bond asset class are generally sound, and global economic uncertainties could spur demand for munis.

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CIO Market Commentary

Dear Shareholder

Global markets performed well in the six months ended April 30, 2019, the first half of your fund’s fiscal year. The gains were broad-based, with nearly all developed and emerging markets recording positive returns. The U.S. dollar was mixed against major currencies during the period, helping insulate U.S. investors from last year’s headwind of falling currency-adjusted returns.

Such an outcome was hardly clear at the start of the period, when many global stock indexes tumbled briefly into bear market territory. In the U.S., investors initially seemed concerned about rising U.S. interest rates, with the Federal Reserve ostensibly on course to keep raising the federal funds rate through 2019. Worries soon shifted to an economic slowdown, as disappointing data accumulated on housing, manufacturing, business investment, and consumer spending.

Signs of weakness in European and Asian economies were even starker. The contraction in the massive Chinese manufacturing sector, often viewed as a barometer of global demand, was especially worrisome in light of the ongoing U.S.-China trade dispute. The export-focused economies of Japan and Germany also struggled as businesses cut back investment in anticipation of new trade barriers.

Political concerns weighed on sentiment as well. In Europe, the new populist Italian government appeared to be headed for a standoff with the European Union (EU) over Italy’s rising fiscal deficit, uncertainty over Brexit continued, and the French government sought to quell its own populist uprising in the form of the “yellow vest” protests. In the U.S., the partial government shutdown was seen as another threat to growth as it wore on.

The turnaround that began around the new year stemmed from improvements on many of these fronts. Most important, perhaps, was a pivot in Fed policy. In early January, Fed Chair Jerome Powell offered assurances that the central bank was prepared to counter any slowdown in the U.S. economy, and policymakers soon signaled that they did not expect any further rate increases in 2019. By April, many investors had even come to expect the Fed’s next move to be a rate cut.

The global economic picture also brightened somewhat. U.S. consumer spending picked up after the government shutdown ended in late January, and the job market remained strong. Signs that the Chinese economy was responding to new government stimulus emerged in April, and rising oil prices suggested healthy global demand.

Europe remained the outlier, with growth continuing to stall in the core economies of France and Germany. In response, the European Central Bank announced that it would keep short-term interest rates near 0% through at least year-end, while also providing a new round of subsidized loans to banks to spur credit growth. Some calming in the region’s political turbulence also helped restore confidence, particularly after the EU granted the UK a prolonged extension to come up with a revised Brexit plan.

Growing hopes for a resolution to the U.S.-China trade dispute further boosted global sentiment. In January, President Donald Trump declared that he was pleased with the progress in the negotiations, and he later canceled a March deadline for reaching a deal. In April, global markets rose after the president declared that an “epic” deal was near, and reports surfaced that an agreement might be signed as early as May.

As of this writing, no trade deal has been inked, and markets have again become volatile as the two sides seem to be hardening their positions once again. I have no special insight into whether an agreement will be reached, but a deepening of the conflict into an all-out trade war would surely be negative for markets.

That said, I am encouraged by much of the feedback I am getting from our managers, analysts, and economists, who continue to see considerable potential in pockets of the global economy. Within Asia, for example, our team in Hong Kong sees opportunities in the Chinese auto and property markets, while our Tokyo team thinks changes in Japan’s corporate governance will continue to benefit investors.

We think our emphasis on collaboration across offices and investment teams helps improve results for all our shareholders, and your fund’s manager is a key part of that process. I am confident that our combined efforts will continue to help you achieve your long-term investment goals.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

SUMMIT MUNICIPAL MONEY MARKET FUND

INVESTMENT OBJECTIVE

The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past six months?

The Summit Municipal Money Market Fund returned 0.61% in the six months ended April 30, 2019, while its peer group benchmark, the Lipper Tax-Exempt Money Market Funds Index, returned 0.65%. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The Federal Reserve raised rates once during the reporting period. The quarter-percentage-point rate hike in December followed three rate increases earlier in 2018 and lifted the federal funds target rate to a range of 2.25% to 2.50%. Other short-term interest rates also generally rose, but yields at the long end of the muni money market yield curve declined after the Fed indicated in early 2019 that it may have reached the end of its tightening cycle. In addition, supply constraints and solid demand limited the upside movement in short-term municipal interest rates during the period. Demand for muni money market securities from separately managed accounts and muni bond funds exerted pressure on supply as muni bond portfolios received historically high levels of cash inflows during the period.

Variable rate yields averaged 1.63% since our last report, compared with a 1.40% average for the prior six months. Yields of one-year maturities declined from 2.04% to 1.68% at the end of the period as a result of changing market expectations after the Fed’s dovish pivot. The fund’s seven-day SEC yield increased to 1.56% at the end of the period from 1.23% six months earlier.

How is the fund positioned?

Variable rate demand notes (VRDNs), at 37% of net assets, represented the portfolio’s largest position in absolute terms at the end of the period. However, we underweighted these securities compared with our peer group and instead favored commercial paper with somewhat longer maturities (one to three months), which we believed was the best source of yield. The fund’s weighted average maturity was slightly longer than that of its peer group average at the end of the reporting period. However, our relative overweight to the shorter-term segment of the money market yield curve provides the fund with the flexibility to respond to changes in interest rates or supply dynamics in the market.

Credit quality continues to play a significant part in our asset selection. As a policy, we favor highly rated securities, such as education, housing, and transportation revenue bonds, as well as high-quality general obligation debt. Some notable positions in the portfolio include Maryland Community Development Administration, Residential; Texas TRANs (tax and residential anticipation notes); and Wisconsin Single Family Housing. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

What is portfolio management’s outlook?

The Federal Reserve’s projections and many market participants’ expectations, including ours, are for the Fed to be on hold for the foreseeable future. The central bank’s policymakers have stressed that they are not predisposed to any rate moves and will consider inflation and growth data to ascertain the need for any future rate changes. We also believe supply and demand imbalances could continue to limit yield increases in the municipal money market.

As a result of these factors, we are pursuing a strategy that will allow the fund to quickly respond to a change in interest rate sentiment, an increase in issuance, or changing patterns of cash flows into or out of the muni money market. We believe the fund’s positioning in VRDNs and commercial paper is appropriate in this environment.

As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders.

SUMMIT MUNICIPAL INTERMEDIATE FUND

INVESTMENT OBJECTIVE

The fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation.

FUND COMMENTARY

How did the fund perform in the past six months?

The Summit Municipal Intermediate Fund returned 5.06% in the six months ended April 30, 2019, outperforming the Lipper Intermediate Municipal Debt Funds Average, which returned 4.68%. (Returns for Advisor and I Class shares will vary, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Tax-free municipal bonds posted positive returns during the six-month period, supported by strong demand and relatively low new issuance. Intermediate-term munis underperformed their longer-term counterparts. The Bloomberg Barclays Municipal 1–15 Year Blend (1–17) Bond Index, returned 4.92% versus 4.56% for the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, a measure of intermediate-maturity investment-grade taxable bond performance.

In this environment, the fund produced solid absolute returns. Compared with the Bloomberg Barclays benchmark, the fund’s interest rate positioning was the largest contributor to relative results. The fund’s average duration, a measure of its sensitivity to interest rate changes, was longer than that of the benchmark during the period, and this contributed to relative results as yields decreased and expectations of further rate hikes were replaced by the possibility of a Fed rate cut by year-end. Our overweight in longer-maturity bonds also aided relative results as long-term muni bonds generally outperformed short-term debt.

The fund’s duration was 4.6 years at the end of the period—slightly longer than that of our benchmark—and unchanged from six months ago. The portfolio’s weighted average maturity slightly lengthened from 9.3 years to 9.5 years. Our long-duration position has been beneficial, but we are mindful that market conditions might not reward this approach going forward. We are prepared to adjust the portfolio’s interest rate positioning as needed.

Security selection aided results primarily due to our positioning in revenue-backed transportation bonds.

How is the fund positioned?

We maintained our preference for revenue bonds over general obligation debt, as a result of our longer-term concern that many municipalities will face fiscal challenges related to unfunded pension and other post-employment benefit (OPEB) liabilities. However, some of the more fiscally challenged states have benefited recently from higher income tax collections and other positive state-specific news. Credit spreads in Illinois, Connecticut, and Pennsylvania have tightened, and our underweight position in these issuers has detracted recently.

We believe the revenue sector is an area where our fundamental research process can find bonds that offer higher risk-adjusted yields. Within the revenue sector, transportation and health care remained the fund’s largest allocations in both absolute and relative terms. The two sectors together accounted for just over 40% of the fund’s net assets at the end of the period. The credit quality of not-for-profit hospitals has been on a positive trajectory for several years, driven in part by solid fiscal stewardship and improved balance sheets. We remain constructive on revenue bonds issued for essential transportation projects, including toll roads and airports, that are well insulated from the public pension challenges many general obligation issuers face.

Our purchases during the period included Great Lakes Water Authority in the water and sewer subsector and South Carolina Economic Development Authority for Prisma Health Group in the health care subsector. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Beginning in February 2019, for the first time in a decade, we began to purchase Puerto Rico-domiciled credits. After careful analysis, we initiated positions in Puerto Rico Electric Power Authority bonds; shorter-dated sales tax-backed bonds (COFINA), which were recently restructured; and Puerto Rico Commonwealth Aqueduct and Sewer Authority debt, which never defaulted. However, it is worth noting that our exposure in these securities is small (about 0.7% of the portfolio’s net assets), reflecting the long-term fiscal challenges that still remain for the commonwealth.

In terms of credit quality, at the end of the period half of the fund’s net assets were invested in securities with the highest ratings (AAA or AA). However, relative to the benchmark, the fund continued to overweight lower-quality investment-grade bonds, particularly debt rated A and BBB. We believe these bonds offer greater value than their higher-quality counterparts and are an area in which our dedicated municipal credit research team can find investment opportunities to build incremental risk-adjusted yield. We also maintain a modest allocation to bonds with noninvestment-grade ratings and unrated securities, which provides further credit quality diversification.

What is portfolio management’s outlook?

Despite some high-profile credit challenges, we believe that municipal debt overall remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. Although the market continues to assess the long-term impact of the Tax Cuts and Jobs Act passed in December 2017, tax reform has altered not only issuance patterns, but also the economics of owning tax-free securities for some buyers. Fundamentals for the asset class are generally sound, and global economic uncertainties could spur demand for munis.

Given the Fed’s recent pivot to a more dovish stance, muni and Treasury bond yields could remain range-bound in the coming months. While rising yields pressure bond prices, munis should be less susceptible to rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states. Ultimately, we believe that independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment.

SUMMIT MUNICIPAL INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks a high level of income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past six months?

The Summit Municipal Income Fund returned 5.35% in the six months ended April 30, 2019, while the Lipper General & Insured Municipal Debt Funds Average returned 5.32%. (Returns for the Advisor and I Classes will vary, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Tax-free municipal bonds posted positive results during the six-month period, supported by strong demand and relatively low new issuance, and the municipal market outperformed taxable alternatives. The Bloomberg Barclays Municipal Bond Index returned 5.68% versus 5.49% for the Bloomberg Barclays U.S. Aggregate Bond Index, a measure of investment-grade taxable bond performance.

In this environment, the fund produced solid absolute returns. The fund’s interest rate positioning was beneficial as yields decreased. Our overweight in longer-maturity bonds aided relative results as long-term muni bonds generally outperformed short-term debt.

Security selection in the revenue sector was the primary detractor from the fund’s relative results. Bonds we owned in the health care, transportation, and education sectors underperformed.

How is the fund positioned?

The fund’s duration was 4.8 years at the end of the period and unchanged from six months ago. The portfolio’s weighted average maturity slightly lengthened from 18.5 years to 19.0 years. We believe that longer-maturity revenue bonds represent the best long-term value in the municipal market. Overall, we seek the right balance between investing for higher yields and keeping interest rate risk in the low to moderate range.

We maintain a significant overweight to revenue bonds and underweight to general obligation debt as a result of our longer-term concern that many municipalities will face fiscal challenges related to unfunded pension and OPEB liabilities. However, some of the more fiscally challenged states have benefited recently from higher income tax collections and other positive state-specific news. Credit spreads in Illinois, Connecticut, and Pennsylvania have tightened, and our underweight position in these issuers has detracted recently.

Within the revenue sector, transportation and health care, which typically offer above-average yields, remained our largest allocations and, together, made up just over half of the fund’s net assets at the end of the period. These segments also represented our largest overweights relative to the benchmark.

The credit quality of not-for-profit hospitals has been on a positive trajectory for several years, driven in part by solid fiscal stewardship and improving balance sheets. Within the transportation segment, we favor revenue bonds issued for essential projects, including toll roads and airports, that are well insulated from the public pension challenges many general obligation issuers face.

Our purchases in the health care and transportation subsectors during the period included University of Kansas Health System and Metropolitan Transportation Authority New York. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Beginning in February 2019, for the first time in a decade, we began to purchase Puerto Rico-domiciled credits. After careful analysis, we initiated positions in Puerto Rico Electric Power Authority bonds and shorter-dated sales tax-backed bonds (COFINA), which were recently restructured. However, it is worth noting that our exposure in these securities is small (about 0.3% of the portfolio’s net assets), reflecting the long-term fiscal challenges that still remain for the commonwealth.

We also had a small overweight in prerefunded bonds, which provide the fund with another source of liquidity in addition to cash, but this allocation is likely to decline over time. The tax reform package passed at the end of 2017 severely restricted issuers’ ability to create new tax-exempt prerefunded bonds.

In terms of credit quality, at the end of the period 60% of the fund’s net assets were invested in A and BBB rated debt. We maintained this overweight relative to the benchmark as we believe that securities with these ratings are an area in which our credit research team can find investment opportunities that offer incremental, risk-adjusted yield. We also kept a modest exposure to below investment-grade and unrated bonds.

What is portfolio management’s outlook?

Despite some high-profile credit challenges, we believe that municipal debt overall remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. Although the market continues to assess the long-term impact of the Tax Cuts and Jobs Act passed in December 2017, tax reform has altered not only issuance patterns, but also the economics of owning tax-free securities for some buyers. Fundamentals for the asset class are generally sound, and global economic uncertainties could spur demand for munis.

Given the Fed’s recent pivot to a more dovish stance, muni and Treasury bond yields could remain range-bound in the coming months. While rising yields pressure bond prices, munis should be less susceptible to rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states. Ultimately, we believe that independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax.

RISKS OF INVESTING IN THE SUMMIT MUNICIPAL MONEY MARKET FUND

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2019, Bloomberg Index Services Ltd. Used with permission.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Summit Municipal Intermediate Fund and Summit Municipal Income Fund have three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

	Par	$ Value
NON-FINANCIAL COMPANY COMMERCIAL PAPER 34.8%		
California Dept. of Water Resources, Series 1, TECP, 1.76%, 6/5/19	1,500	1,500
Curators of the Univ. of Missouri, Series A, TECP, 1.52%, 5/3/19	2,200	2,200
Delaware Health Facs. Auth., Series C, TECP, 1.62%, 5/1/19	1,600	1,600
Garland Texas, Series 2015, TECP, 1.68%, 6/6/19	350	350
Georgia Private Colleges & Univ. Auth., Series 0123, TECP, 1.62%, 5/14/19	2,000	2,000
Golden Gate Bridge, Bridge Highway & Transportation Dist., Series B, TECP, 1.77%, 6/4/19	1,500	1,500
Harris County, Series A-1, TECP, 1.78%, 6/6/19	725	725
Harris County, Series C, TECP, 1.78%, 6/6/19	1,250	1,250
Harris County Cultural Ed. Fac., Houston Methodist, Series 09C-2, TECP, 1.55%, 5/2/19	1,400	1,400
Harris County Cultural Ed. Fac., Houston Methodist, Series 09C-2, TECP, 1.75%, 6/4/19	1,000	1,000
Houston Airport System, Series A, TECP, 1.87%, 6/4/19 (1)	3,000	3,000
Houston Higher Ed. Fin., Series A, TECP, 1.62%, 7/16/19	1,150	1,150
Houston Higher Ed. Fin., Series A, TECP, 1.82%, 6/4/19	750	750
Indiana Univ., TECP, 1.80%, 5/21/19	1,200	1,200
Jacksonville, Florida Health Mayo Clinic, Series 2016, TECP, 1.85%, 6/4/19	625	625
Maryland HHEFA, Johns Hopkins Univ., Series B, TECP, 1.60%, 5/3/19	1,500	1,500
Nashville & Davidson County Metropolitan Gov't. Water & Sewer Revenue, Series A, TECP, 1.70%, 7/10/19	2,450	2,450
New York State Power Auth., Series 1, TECP, 1.79%, 5/7/19	1,250	1,250
Ohio Higher Ed. Fac. Commission, Cleveland Clinic Health, Series B-5, TECP, 1.80%, 6/19/19	400	400
Sacramento Municipal Utility, Series M-1, TECP, 1.90%, 6/5/19	1,800	1,800
San Antonio Texas, Series C, TECP, 1.85%, 5/2/19	750	750
State of Tennessee, Series 00-A, TECP, 1.80%, 8/29/19	2,000	2,000

Texas A&M Univ., Series B, TECP, 1.60%, 5/3/19	1,200	1,200
Texas A&M Univ., Series B, TECP, 1.64%, 8/1/19	700	700
Texas A&M Univ., Series B, TECP, 1.80%, 6/4/19	901	901
Univ. of Michigan, Regents, Series K1, TECP, 1.80%, 5/3/19	1,000	1,000
Univ. of Michigan, Regents, Series K1, TECP, 1.80%, 6/4/19	2,000	2,000
Univ. of Minnesota, Series G, TECP, 1.83%, 6/5/19	1,000	1,000
Univ. of Minnesota, Series H, TECP, 1.70%, 5/1/19	1,250	1,250
Univ. of Texas System, Series A, TECP, 1.62%, 5/3/19	1,000	1,000
Univ. of Texas System, Series A, TECP, 1.70%, 5/1/19	1,000	1,000
Univ. of Virginia, Series 03-A, TECP, 1.60%, 5/15/19	1,100	1,100
Univ. of Virginia, Series 03-A, TECP, 1.60%, 5/22/19	650	650
Univ. of Washington, Series A, TECP, 1.67%, 6/11/19	850	850
Total Non-Financial Company Commercial Paper (Cost $43,051)		**43,051**

OTHER MUNICIPAL SECURITY 28.9%

Baltimore County, BAN, GO, 4.00%, 3/19/20	1,700	1,734
Baltimore County Metropolitan Dist., Tender Option Bond Trust Receipts, Series 2018-XF0682, GO, VRTR, 2.33%, 5/7/19 (2)	900	900
Baltimore Water Revenue, Tender Option Bond Trust Receipts, Series 2016-XM0391, VRTR, 2.34%, 5/7/19 (2)	1,000	1,000
Clark County, Tender Option Bond Trust Receipts, Series 2017-ZF2486, GO, VRTR, 2.33%, 5/7/19 (2)	750	750
Cobb County School Dist., GO, 3.00%, 12/18/19	1,000	1,008
Colorado, General Fund, GO, TRAN, 5.00%, 6/26/19	750	754
Colorado State Ed. Loan Program, Series A, GO, TRAN, 4.00%, 6/27/19	750	753
Franklin County, Trinity Health Credit Group, Series REMK, VR, 1.70%, 8/1/19	1,500	1,500
Greenville County School Dist., Series C, GO, 5.00%, 6/1/19	1,575	1,579
Idaho, GO, TAN, 4.00%, 6/28/19	1,800	1,807
Idaho HFA, VR, 1.70%, 5/1/19	1,900	1,900
Lexington County School Dist., Series A, BAN, 3.00%, 10/30/19	2,475	2,493

Utah, GO, 5.00%, 7/1/19	250	251
Total Other Municipal Security (Cost $35,855)		**35,855**

VARIABLE RATE DEMAND NOTES 36.9%

Allen County Hosp. Fac., Catholic Health Partners, Series B, VRDN, 2.45%, 5/7/19	1,000	1,000
Carroll County Environmental Utilities, Series A, VRDN, 2.47%, 5/7/19 (1)	1,000	1,000
Chicago Midway Airport, Series C-2, VRDN, 2.37%, 5/7/19 (1)	885	885
Clark County Airport Improvement, Series C, VRDN, 2.50%, 5/7/19 (1)	3,400	3,400
Colorado Housing & Fin. Auth., Multi-Family, Series B-2, VRDN, 2.20%, 5/7/19 (1)	1,470	1,470
Houston, Combined Utility, Series B-3, VRDN, 2.33%, 5/7/19	1,000	1,000
Houston, Combined Utility, Series B-6, VRDN, 2.33%, 5/7/19	1,625	1,625
Louisville & Jefferson County Regional Airport Auth., UPS Worldwide Forwarding , Series B, VRDN, 2.37%, 5/1/19 1/1/29 (1)	2,300	2,300
Maryland CDA, Charles Landing South Apartments, Multi-Family, Series B, VRDN, 2.37%, 5/7/19 (1)	1,940	1,940
Maryland CDA, Residential, Series G, VRDN, 2.33%, 5/7/19 (1)	4,055	4,055
Maryland CDA, Residential, Series J, VRDN, 2.37%, 5/7/19 (1)	500	500
Maryland Transportation Auth., BWI Airport Passenger Fac., Series C, VRDN, 2.40%, 5/7/19 (1)	2,200	2,200
Miami-Dade County, Seaport, Series B, VRDN, 2.35%, 5/6/19 (1)(4)	1,000	1,000
Michigan State Building Auth., Multi-Modal, Series I, VRDN, 2.33%, 5/7/19	1,180	1,180
Minnesota Housing Fin. Agency, Series C, VRDN, 2.37%, 5/7/19 (1)	500	500
Monroe County Dev. Auth., Oglethorpe Power Corp., Series A, VRDN, 2.34%, 5/7/19 1/1/36	1,000	1,000
Montgomery County Housing Opportunities Commission, Oakfield Apartments, Series I, VRDN, 2.45%, 5/7/19 (1)	650	650
Murray City, Series D, VRDN, 2.20%, 5/1/19	15	15
New York City, Series E-5, GO, VRDN, 2.27%, 5/1/19	1,415	1,415

New York City Housing Dev., Lyric Dev., Multi-Family, Series A, VRDN, 2.44%, 5/7/19 (1)	1,300	1,300
New York State Energy Research & Dev. Auth., Consolidated Edison, Series A-1, VRDN, 2.45%, 5/7/19 (1)	2,100	2,100
New York State Energy Research & Dev. Auth., Consolidated Edison, Series A-2, VRDN, 2.16%, 5/7/19 (1)	1,000	1,000
New York State Mortgage Agency, Series 132, VRDN, 2.38%, 5/1/19 (1)	1,680	1,680
New York State Mortgage Agency, Series 139, VRDN, 2.38%, 5/1/19 (1)	2,060	2,060
Norfolk Economic Dev. Auth., Sentara Healthcare, Series A, VRDN, 2.46%, 5/7/19	600	600
Rockport PCR, American Electric Power, Series A, VRDN, 2.42%, 5/7/19	2,700	2,700
Tarrant County Cultural Ed. Fac. Fin., Texas Health Resources, Series B, VRDN, 2.38%, 5/7/19	1,200	1,200
Texas, Veterans, GO, VRDN, 2.38%, 5/7/19	1,410	1,410
Wisconsin Housing & Economic Dev. Auth., Single Family Home Ownership, Series C, VRDN, 2.33%, 5/7/19	700	700
Wisconsin Housing & Economic Dev. Auth., Single Family Home Ownership, Series E, VRDN, 2.20%, 5/7/19 (1)	3,775	3,775
Total Variable Rate Demand Notes (Cost $45,660)		**45,660**
Total Investments in Securities 100.6% of Net Assets (Cost $124,566)		**$ 124,566**

‡ Par is denominated in U.S. dollars unless otherwise noted.
(1) Interest subject to alternative minimum tax
(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers – total value of such securities at period-end amounts to $9,280 and represents 7.5% of net assets.
(3) Insured by AMBAC Assurance Corporation
(4) When-issued security
BAN Bond Anticipation Note
CDA Community Development Administration/Authority
GO General Obligation
HFA Health Facility Authority
HHEFA Health & Higher Educational Facility Authority
PCR Pollution Control Revenue
RAN Revenue Anticipation Note
TAN Tax Anticipation Note

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Summit Municipal Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Money Market Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes. The fund intends to operate as a retail money market fund and has the ability to impose liquidity fees on redemptions and/or temporarily suspend redemptions.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures, including the comparison of amortized cost to market-based value, and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On April 30, 2019, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of October 31, 2018, the fund had $4,000 of available capital loss carryforwards.

At April 30, 2019, the cost of investments for federal income tax purposes was $124,566,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and other non-recurring expenses permitted by the investment management agreement are paid directly by the fund.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended April 30, 2019, the fund had no voluntary waivers.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Purchases and sales cross trades aggregated $0 and $700,000, respectively, with net realized loss of $0 for the six months ended April 30, 2019.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN PORTFOLIO HOLDINGS

The fund posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 11–12, 2019 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2018, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays the Advisor a single fee, or all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Advisor to pay all of the fund’s ordinary, recurring operating expenses except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Advisor has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for the investors in these funds, and has historically sought to set the initial all-inclusive fee rate at levels below the expense ratios of comparable funds to take into account the potential future economies of scale. Assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because the primary investment resources utilized to manage the fund are shared with other actively managed funds. The Board concluded that, based on the profitability data it reviewed and consistent with this all-inclusive management fee structure, the advisory fee structure for the fund continued to be appropriate.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and non-management expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group); and (ii) total expenses, actual management fees, and non-management expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate, and total expenses (all of which generally reflect the all-inclusive management fee rate and do not deduct the operating expenses paid by the Advisor as part of the overall management fee) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the fourth quintile (Expense Group), the fund’s actual management fee rate ranked in the fifth quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the second and fourth quintiles (Expense Group) and fifth quintile (Expense Universe).

The Board requested additional information from management with respect to the fund’s relative management fees and total expenses ranking in the fourth and fifth quintiles, and reviewed and considered the information provided relating to the fund, other funds in the peer groups, and other factors that the Board determined to be relevant.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 14, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 14, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	June 14, 2019